(BILATERAL FORM)                  (ISDA AGREEMENTS SUBJECT TO NEW YORK LAW ONLY)

                                     ISDA(R)
              International Swaps and Derivatives Association, Inc.

                              CREDIT SUPPORT ANNEX
                             to the Schedule to the

                              ISDA MASTER AGREEMENT
                    ----------------------------------------

                            Dated as of March 9, 2007
                                     between

         THE BANK OF NEW YORK             and     LASALLE BANK NATIONAL ASSOCIATION,
                                                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                                                  SUPPLEMENTAL INTEREST TRUST TRUSTEE ON
                                                  BEHALF OF THE RAMP 2007-RS1

established as a banking organization             The Supplemental Interest Trust is a common
under the laws of the State of New York           law trust established under the laws of the
                                                  State of New York.

              ("PARTY A")                                          ("PARTY B")
   ---------------------------------                  -------------------------------------

This Annex supplements, forms part of, and is subject to,

the Master Agreement specified in the Confirmation(s) (BNY Ref. No. 38937), dated even date herewith (the "AGREEMENT"), is part of the Schedule deemed incorporated therein and is a Credit Support Document under the Master Agreement with respect to Party A.

Accordingly, the parties agree as follows:--

PARAGRAPHS 1 - 12. INCORPORATION. Paragraphs 1 through 12 inclusive of the ISDA
Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law
Only) published in 1994 by the International Swaps and Derivatives Association,
Inc. are incorporated herein by reference and made a part hereof, except that
Paragraph 1(b) is hereby amended in its entirety to read as follows:

"(b)    SECURED PARTY AND PLEDGOR. Notwithstanding anything contained in this
Annex to the contrary, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A,
(c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgment in the final sentence of Paragraph 8(a) and the representations in Paragraph 9, and (d) only Party A will be required to make Transfers of Eligible Credit
Support hereunder."

                                        1

PARAGRAPH 13.

CERTAIN DEFINITIONS. As used herein, "MOODY'S", "S&P", "RATING AGENCY",
"COLLATERALIZATION EVENT","MOODY'S COLLATERALIZATION EVENT", "S&P
COLLATERALIZATION EVENT"; "RATINGS EVENT", "MOODY'S RATINGS EVENT", and "S&P
RATINGS EVENT" have the meanings assigned in the Schedule.

(a)     SECURITY INTEREST FOR "OBLIGATIONS." The term "OBLIGATIONS" as used in this Annex includes the following additional obligations: Not applicable.

(b)     CREDIT SUPPORT OBLIGATIONS.

        (i)     DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

                (A)     "DELIVERY AMOUNT" has the meaning specified in Paragraph
                3(a) except that the words "upon a demand made by the Secured
                Party on or promptly following a Valuation Date" shall be
                deleted and replaced by the words "on each Valuation Date on which the Threshold for Party A is Zero, commencing no later than the Valuation Date falling on or after the earliest of (i)
                in the case of a Moody's Collateralization Event or Moody's
                Ratings Event (in each case with respect to Party A and the guarantor under each Qualified Guaranty (if any)), on the 30th
                Local Business Day thereafter, (ii) in the case of an S&P
                Collateralization Event, the thirtieth (30th) calendar day thereafter or, if it is not a Local Business Day, the next preceding day that is a Local Business Day, and (iii) in the case of an S&P Ratings Event, commencing promptly after
                publication by S&P of the applicable change in rating."

                (B)     "RETURN AMOUNT" has the meaning specified in Paragraph
                3(b).

                (C)     "CREDIT SUPPORT AMOUNT" in Paragraph 3(b), shall be
                amended in its entirety to read as follows:

                        "'CREDIT SUPPORT AMOUNT' means, for any Valuation Date
                        after and during the continuance of a Collateralization
                        Event or Ratings Event (in each case with respect to
                        Party A and the guarantor under each Qualified Guaranty
                        (if any)), (i) the Secured Party's Exposure for that
                        Valuation Date, plus (ii) the aggregate of all
                        Independent Amounts applicable to the Pledgor (with
                        respect to all Affected Transactions), if any, minus
                        (iii) the Pledgor's Threshold; provided, however, that
                        the Credit Support Amount will be deemed to be zero
                        whenever the calculation of the Credit Support Amount
                        yields a number less than zero; and, provided further,
                        that, [(1)] if a Moody's Ratings Event with respect to
                        Party A and the guarantor under each Qualified Guaranty
                        (if any) has occurred and is continuing and at least
                        thirty (30) Business Days have elapsed since the last
                        time it was not the case that a Moody's Ratings Event
                        had occurred and was continuing with respect to Party A
                        and the guarantor under each Qualified Guaranty (if
                        any), the Credit Support Amount will not be less than
                        the greater of zero and the aggregate amount of the net
                        payments due from Pledgor in respect of all following
                        scheduled Payments (each such net payment being the
                        greater of zero and the amount of the payment due to be
                        made by the Pledgor under Section 2(a) on a Payment date
                        less the amount of any payment due to be made by the
                        Secured Party under Section 2(a) on the same Payment
                        Date after giving effect to any applicable netting under
                        Section 2(c) (each a "NET PAYMENT")) with respect to all
                        Affected Transactions.

        (ii)    ELIGIBLE COLLATERAL. The items set forth in Schedule 1A or
        Schedule 1B, as applicable, will qualify as "ELIGIBLE COLLATERAL" for
        Party A.

        (iii)   OTHER ELIGIBLE SUPPORT. The following items will qualify as
        "OTHER ELIGIBLE SUPPORT" for the party specified: Not Applicable.

        (iv)    THRESHOLDS.

                                        2

                (A)     "INDEPENDENT AMOUNT" means with respect to Party B:
                Zero; and, with respect to Party A: an amount, as of the date of determination, equal to the product of the aggregate Notional
                Amount outstanding at the beginning of the related Calculation
                Period under the applicable Affected Transactions, and the greater of:

                        (1)     in respect of a Moody's Collateralization Event
                                or a Moody's Ratings Event (in each case, with
                                respect to Party A and the guarantor under each
                                Qualified Guaranty (if any)), the percentage set
                                forth in Schedule 2A, Schedule 2B or Schedule
                                2C, as applicable ("MOODY'S INDEPENDENT
                                AMOUNT"); and

                        (2)     in respect of an S&P Collateralization Event or
                                an S&P Ratings Event, (x) with respect to basis
                                risk swaps, the product of the S&P Volatility
                                Buffer and .10, and (y) with respect to all
                                other Transactions the S&P Volatility Buffer
                                determined using the table set forth in Schedule
                                3 ("S&P INDEPENDENT AMOUNT").

                (B)     "THRESHOLD" means for each party: an infinite number;
                provided, that the Threshold shall be zero at any time that
                Party A elects or is required to post collateral pursuant to
                Part 5(i)(ii) of the Schedule.

                (C)     "MINIMUM TRANSFER AMOUNT" means with respect to Party A
                and Party B: $100,000; provided, that the Minimum Transfer
                Amount for such party shall be $50,000 in respect of an S&P
                Collateralization Event and an S&P Ratings Event if the
                aggregate principal balance of the rated Certificates is
                $50,000,000 or less on the applicable Valuation Date, and shall be zero upon the occurrence and during the continuance of an
                Event of Default, Termination Event, Additional Termination
                Event, or Specified Condition with respect to such party.

                (D)     ROUNDING. The Delivery Amount will be rounded up to the
                nearest integral multiple of $1,000 and the Return Amount will be rounded down to the nearest integral multiple of $1,000.

        (v)     CONFLICTING VALUATION PERCENTAGE. Notwithstanding the definition of "Valuation Percentage" in Paragraph 10, the Valuation Percentage for
        any item of Eligible Collateral shall be the lowest of the applicable percentages specified for such item by any Rating Agency then rating the
        Certificates.

(c)     VALUATION AND TIMING.

        (i)     "VALUATION AGENT" means, Party A, provided, that if any Event of
        Default with respect to Party A has occurred and is continuing, then any designated third party mutually agreed to by the parties shall be the
        Valuation Agent until such time as Party A is no longer a Defaulting
        Party.

        (ii)    "VALUATION DATE" means each Local Business Day.

        (iii)   "VALUATION TIME" means:

                [ ]     the close of business in the city of the Valuation Agent
                on the Valuation Date or date of calculation, as applicable;

                [X]     the close of business on the Local Business Day before
                the Valuation Date or date of calculation, as applicable;

        provided, that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

        (iv)    "NOTIFICATION TIME" means 1:00 p.m., New York time, on a Local
        Business Day.

(d)     CONDITIONS PRECEDENT AND SECURED PARTY'S RIGHTS AND REMEDIES. (i)
Illegality and (ii) Additional Termination Events will be a "SPECIFIED
CONDITION" for Party A (as the Affected

                                        3

Party) (but not for purposes of Paragraph 8(d)), and (iii) Tax Event and (iv)
Tax Event Upon Merger will not be a "SPECIFIED CONDITION for Party A.

(e)     SUBSTITUTION.

        (i)     "SUBSTITUTION DATE" has the meaning specified in Paragraph
        4(d)(ii).

        (ii)    CONSENT. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to
        Paragraph 4(d): Applicable.

(f)     DISPUTE RESOLUTION.

        (i)     "RESOLUTION TIME" means 1:00 p.m., New York time, on the Local
        Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

        (ii)    VALUE. For the purpose of Paragraphs 5(i)(C) and 5(ii), the
        Value of Posted Credit Support will be calculated as follows: as set forth for other purposes in Paragraph 12.

        (iii)   ALTERNATIVE. The provisions of Paragraph 5 will apply, except to the following extent: (A) pending the resolution of a dispute, Transfer of the undisputed Value of Eligible Credit Support or Posted Credit
        Support involved in the relevant demand will be due as provided in
        Paragraph 5 if the demand is given by the Notification Time, but will be due on the second Local Business Day after the demand if the demand is given after the Notification Time; and (B) the Disputing Party need not comply with the provisions of Paragraph 5(II)(2) if the amount to be
        Transferred does not exceed the Disputing Party's Minimum Transfer
        Amount.

(g)     HOLDING AND USING POSTED COLLATERAL.

        (i)     ELIGIBILITY TO HOLD POSTED COLLATERAL; CUSTODIANS. The Secured
        Party will not be entitled to hold Posted Collateral itself. The Secured
        Party will be hold Posted Collateral in an identifiable segregated account through a Custodian (which may be the Supplemental Interest
        Trust Trustee and which shall at all times be a financial institution as specified under Section 4.11 of the Pooling and Servicing Agreement. If
        not so specified, the Custodian shall be a commercial bank or trust company which is unaffiliated with Party B organized under the laws of the United States or any state thereof, having assets of at least $10 billion and a long term debt or a deposit rating of at least Baa2 from
        Moody's and BBB from S&P. For so long as the Certificates are rated by
        S&P, any Custodian other than the Supplemental Interest Trust Trustee shall have a short-term debt or deposit rating of at least A-1+, or, if it has no short-term rating, a long-term debt or deposit rating of at least A+, from S&P.

        Initially, the Custodian for Party B is:
        Wells Fargo Bank, N.A..

        (ii)    USE OF POSTED COLLATERAL. The provisions of Paragraph 6(c) will not apply to the Secured Party; therefore, Party B will not have any of the rights specified in Paragraph 6(c)(i) or 6 (c)(ii).

(h)     DISTRIBUTIONS AND INTEREST AMOUNT.

        (i)     INTEREST RATE. The "INTEREST RATE", with respect to Eligible
        Collateral in the form of Cash will be will be the actual rate of interest earned by the Counterparty or the Custodian if the Cash is invested at the direction of BNY in accordance with Paragraph 13(1)(vi);
        otherwise the "Interest Rate" will be, for any day, the rate opposite the caption "Federal Funds (Effective)" for such day as published for such day in Federal Reserve Publication H.15(519) or any successor publication as published by the Board of Governors of the Federal
        Reserve System or such other rate as agreed by the parties.

        (ii)    TRANSFER OF INTEREST AMOUNT. The Transfer of the Interest Amount
        will be made on the first Local Business Day of each calendar month) and on any Local Business Day that Posted Collateral in the form of Cash is
        Transferred to the Pledgor pursuant to

                                        4

        Paragraph 3(b), subject to the receipt and availability of such interest or of interest and earnings on the Mortgage Loans, as the case may be.

        (iii)   ALTERNATIVE TO INTEREST AMOUNT. The provisions of Paragraph
        6(d)(ii) will apply.

(i)     OTHER ELIGIBLE SUPPORT AND OTHER POSTED SUPPORT.

        (i)     "VALUE" with respect to Other Eligible Support and Other Posted
        Support means: Inapplicable.

        (ii)    "TRANSFER" with respect to Other Eligible Support and Other
        Posted Support means: Inapplicable.

(j)     DEMANDS AND NOTICES. All demands, specifications and notices under this
Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

        (i)     Party A:        Not applicable.

        (ii)    Party B:        LaSalle Bank National Association
                                135 South LaSalle Street
                                Suite 1511
                                Chicago, IL 60603
                                Attention: Patrick Kubik
                                Tele: 312-992-1102
                                Fax: 312-904-1368

(k)     ADDRESSES FOR TRANSFERS.

        Party A:        For Cash: To be provided

                        For Eligible Collateral: To be provided

        Party B:        To be provided

(l)     OTHER PROVISIONS.

        (i)     ADDITIONAL DEFINITIONS. As used in this Annex:--

                "EQUIVALENT COLLATERAL" means, with respect to any security constituting Posted Collateral, a security of the same issuer and, as applicable, representing or having the same class, series, maturity, interest rate, principal amount or liquidation value and such other provisions as are necessary for that
                security and the security constituting Posted Collateral to be treated as equivalent in the market for such securities;

                "LOCAL BUSINESS DAY" means: (i) any day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York, and (ii) in relation to a Transfer of Eligible Collateral, a day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means, a day on which commercial banks are open for
                business (including dealings for foreign exchange and foreign currency deposits) in New York and such other places as the parties shall agree);

        (ii)    TRANSFER TIMING.

                (A)     Paragraph 4(b) shall be deleted and replaced in its
                entirety by the following paragraph: "Subject to Paragraphs 4(a)
                and 5 and unless otherwise specified, if a demand for the
                Transfer of Eligible Credit Support or Posted Credit Support is
                made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local
                Business Day thereafter; if

                                        5

                a demand is made after the Notification Time then the relevant
                Transfer will be made not later than the close of business on the third Local Business Day thereafter."

                (B)     Paragraph 6(d)(1) shall be amended so that the reference
                therein to "the following Local Business Day" shall be replaced by reference to "the second Local Business Day thereafter".

        (iii)   EVENTS OF DEFAULT. Paragraph 7 shall be deleted and replaced in its entirety by the following paragraph:

                "For the purposes of Section 5(a)(iii) of this Agreement, an
                Event of Default will exist with respect to a party if that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Credit Support, Posted Credit Support
                or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Day after the notice of that failure is given to that party; provided, that, with respect to a failure to Transfer Eligible Credit Support, at least (x) 30 Local Business Days have elapsed after a Ratings
                Event with respect to Party A and the guarantor under each
                Qualified Guaranty (if any) has occurred, or (y) 10 Business
                Days have elapsed after an S&P Ratings Event , and such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A".

        (iv)    NO COUNTERCLAIM. A party's rights to demand and receive the
        Transfer of Eligible Collateral as provided hereunder and its rights as
        Secured Party against the Posted Collateral or otherwise shall be absolute and subject to no counterclaim, set-off, deduction or defense in favor of the Pledgor except as contemplated in Sections 2 and 6 of the Agreement and Paragraph 8 of this Annex.

        (v)     HOLDING COLLATERAL. The Secured Party shall cause any Custodian appointed hereunder to open and maintain a segregated account (the "SWAP
        COLLATERAL ACCOUNT") and to hold, record and identify all the Posted
        Collateral therein and, subject to Paragraphs 6(c) and 8(a), such Posted
        Collateral shall at all times be and remain the property of the Pledgor and shall at no time constitute the property of, or be commingled with the property of, the Secured Party or the Custodian.

        (vi)    INVESTMENT OF CASH POSTED COLLATERAL. Cash Posted Collateral
        shall be invested in Permitted Investments as directed by Party A, with gains and losses incurred in respect of such investments to be for the account of Party A, subject to the following parameters: the Cash Posted
        Collateral shall be invested in such overnight (or redeemable within two
        Local Business Days of demand) investments rated at least (x) AAAm or
        AAAm-G by S&P and (y) Prime -1 or Aaa by Moody's as directed by Party A
        (provided, that such investment shall be held uninvested or invested at the direction of Party B if an Event of Default or an Additional
        Termination Event has occurred with respect to which Party A is the defaulting or sole Affected Party and Party B has designated an Early
        Termination Date with respect thereto). Such instructions may be delivered as standing instructions.

        (vii)   RETURN OF POSTED COLLATERAL. At any time Party A is required to post collateral pursuant to Part 5(i)(ii) of the Schedule, Party A shall be obligated to transfer Eligible Collateral in accordance with the terms of this Annex. If Party A is so required to post collateral in relation to a Collateralization Event or a Ratings Event and thereafter ceases to be required to post collateral under Part 5(i)(ii) of the
        Schedule (and provided that no Event of Default exists with respect to
        Party A) or Party A has made a Permitted Transfer under this Agreement, then Party A's obligations to transfer Eligible Collateral under this
        Annex will immediately cease with respect to that Collateralization
        Event or Ratings Event, and Party B will, upon demand by Party A, return to Party A, or cause its Custodian to return, all Posted Collateral held under this Annex. The Secured Party is authorized to liquidate any
        Posted Collateral pursuant to written instructions from Party A.

                                        6

        (viii)  EXTERNAL VERIFICATION OF MARK-TO-MARKET VALUATIONS. If the
        long-term senior unsecured debt of Party A is rated BBB or below by S&P, once every month, Party A will at its own expense verify its determination of Exposure of the Transaction on the next Valuation Date by seeking quotations from two (2) Reference Market-makers (provided, that a Reference Market-maker may not be used more than four times within each 12 month period) for their determination of Exposure of the
        Transaction on such Valuation Date and the Valuation Agent will use the greater of either (a) its own determination or (b) the high quotation for a Reference Market-maker, if applicable for the next Valuation Date and cure any deficiency in collateral value within three Local Business
        Days. Party A shall provide the quotations of such Reference
        Market-makers to S&P.

        (ix)    EXPENSES. Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible
        Collateral.

        (x)     LIMIT ON SECURED PARTY'S LIABILITY. The Secured Party will not be liable for any losses or damages that the Pledgor may suffer as a result of any failure by the Secured Party to perform, or any delay by it in performing, any of its obligations under this Annex if the failure or delay results from circumstances beyond the reasonable control of the
        Secured Party or its Custodian, such as interruption or loss of computer or communication services, labor disturbance, natural disaster or local or national emergency.

                      [Signature page immediately follows]

                                        7

      IN WITNESS WHEREOF the parties have executed this Credit Support Annex on the respective dates specified below with effect from the date on the first page.

THE BANK OF NEW YORK               LASALLE BANK NATIONAL ASSOCIATION,
                                   NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                                   SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF
                                   OF THE RAMP 2007-RS1

By: _____________________________  By: _________________________________________
 Name:                              Name:
 Title:                             Title:
 Date:                              Date:

                                        8

                                   SCHEDULE 1A
                               ELIGIBLE COLLATERAL
                                     MOODY'S

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [ ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

Moody's Valuation Percentage columns:

        * Column A sets out the percentage applicable when the percentage in
        Column B is not applicable.

        * Column B sets out the percentage applicable when a Moody's Ratings
        Event with respect to Party A and the guarantor under each Qualified
        Guaranty (if any)such has occurred and is continuing and at least 30
        Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any).

------------------------------------------------------------------------------------------------------------------------------
                                    ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S)
------------------------------------------------------------------------------------------------------------------------------
                                                                                      VALUATION                 VALUATION
                                                                                      PERCENTAGE                PERCENTAGE
                                                                                ----------------------------------------------
                                                                                    MOODY'S (DAILY)          MOODY'S (WEEKLY)
                                                                                ----------------------------------------------
                                                                                  A            B           A            B
------------------------------------------------------------------------------------------------------------------------------

   (A)      Cash:  U.S. Dollars in depositary account form                      100%          100        100%         100%
------------------------------------------------------------------------------------------------------------------------------
   (B)      Floating-rate U.S. Treasury Securities:  Floating-rate negotiable   100%          99%        100%         99%
            debt obligations issued by the U.S. Treasury Department after
            July 18, 1984 ("FLOATING-RATE TREASURIES") (all maturities).
------------------------------------------------------------------------------------------------------------------------------
   (C)      U.S. Treasury Securities:  Fixed-rate negotiable debt obligations   100%          100%       100%         100%
            issued by the U.S. Treasury Department after July 18, 1984
            ("FIXED-RATE TREASURIES") having a remaining maturity of up to and not more than 1 year.
------------------------------------------------------------------------------------------------------------------------------
   (D)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          99%        100%         99%
            1 year but not more than 2 years.
------------------------------------------------------------------------------------------------------------------------------
   (E)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          98%        100%         98%
            2 years but not more than 3 years.
------------------------------------------------------------------------------------------------------------------------------
   (F)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          97%        100%         97%
            3 years but not more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
   (G)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          96%        100%         95%
            5 years but not more than 7 years.
------------------------------------------------------------------------------------------------------------------------------
   (H)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          94%        100%         94%
            7 years but not more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
   (I)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          90%        100%         89%
            10 years but not more than 20 years.
------------------------------------------------------------------------------------------------------------------------------
   (J)      Fixed-rate Treasuries having a remaining maturity of greater than   100%          88%        100%         87%
            20 years but not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------

                                      1A-1

------------------------------------------------------------------------------------------------------------------------------
                                    ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S)
------------------------------------------------------------------------------------------------------------------------------

   (K)      Floating-rate Agency Securities:  Floating-rate negotiable debt     100%          98%        100%         98%
            obligations of the Federal National Mortgage Association (FNMA),
            Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan
            Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley
            Authority (TVA) (collectively, "FLOATING-RATE AGENCY SECURITIES")
            (all maturities).
------------------------------------------------------------------------------------------------------------------------------
   (L)      Fixed-rate Agency Securities: Fixed-rate negotiable debt            100%          99%        100%         99%
            obligations of the Federal National Mortgage Association (FNMA),
            Federal Home Loan Mortgage Corporation (FHLMC), Federal Home Loan
            Banks (FHLB), Federal Farm Credit Banks (FFCB), Tennessee Valley
            Authority (TVA) (collectively, "FIXED-RATE AGENCY SECURITIES")
            issued after July 18, 1984 and having a remaining maturity of not more than 1 year.
------------------------------------------------------------------------------------------------------------------------------
   (M)      Fixed-rate Agency Securities having a remaining maturity of         100%          99%        100%         98%
            greater than 1 year but not more than 2 years.
------------------------------------------------------------------------------------------------------------------------------
   (N)      Fixed-rate Agency Securities having a remaining maturity of         100%          98%        100%         97%
            greater than 2 years but not more than 3 years.
------------------------------------------------------------------------------------------------------------------------------
   (O)      Fixed-rate Agency Securities having a remaining maturity of         100%          96%        100%         96%
            greater than 3 years but not more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
   (P)      Fixed-rate Agency Securities having a remaining maturity of         100%          93%        100%         94%
            greater than 5 years but not more than 7 years.
------------------------------------------------------------------------------------------------------------------------------
   (Q)      Fixed-rate Agency Securities having a remaining maturity of         100%          93%        100%         93%
            greater than 7 years but not more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
   (R)      Fixed-rate Agency Securities having a remaining maturity of         100%          89%        100%         88%
            greater than 10 years but not more than 20 years.
------------------------------------------------------------------------------------------------------------------------------
   (S)      Fixed-rate Agency Securities having a remaining maturity of         100%          87%        100%         86%
            greater than 20 years but not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
   (T)      FHLMC Certificates. Mortgage participation certificates issued by   *             *          *            *
            FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
   (U)      FNMA Certificates. Mortgage-backed pass-through certificates        *             *          *            *
            issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------

                                      1A-2

------------------------------------------------------------------------------------------------------------------------------
                                    ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (MOODY'S)
------------------------------------------------------------------------------------------------------------------------------

   (V)      GNMA Certificates. Mortgage-backed pass-through certificates        *             *          *            *
            issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National Mortgage
            Association (GNMA) with the full faith and credit of the United
            States, issued after July 18, 1984 and having a remaining
            maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
   (W)      Commercial Mortgage-Backed Securities. Floating rate commercial     *             *          *            *
            mortgage-backed securities rated AAA by two major rating agencies
            (including S&P if S&P is a Rating Agency hereunder) with a minimum par or face amount of $250 million (excluding securities issued under Rule 144A) ("Commercial Mortgage-Backed Securities")
            having a remaining maturity of not more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
   (X)      Commercial Mortgage-Backed Securities having a remaining maturity   *             *          *            *
            of more than 5 years and not more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
   (Y)      Commercial Mortgage-Backed Securities having a remaining maturity                            *            *
            of more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
   (Z)      Commercial Paper. Commercial Paper with a rating of at least P-1    *             *          *            *
            by Moody's and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.
------------------------------------------------------------------------------------------------------------------------------
   (AA)     Other Items of Credit Support approved by the Rating Agencies to    *             *          *            *
            the extent any [Certificates] are rated.
------------------------------------------------------------------------------------------------------------------------------

      * zero or such higher percentage in respect of which Moody's has delivered a ratings affirmation.

                                      1A-3

                                   SCHEDULE 1B
                               ELIGIBLE COLLATERAL
                                       S&P

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [ ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

------------------------------------------------------------------------------------------------------------------------------
                                      ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                       VALUATION PERCENTAGE
------------------------------------------------------------------------------------------------------------------------------
                                                                                                               S&P
                                                                                                   ---------------------------
                                                                                                      DAILY           WEEKLY
------------------------------------------------------------------------------------------------------------------------------

    (A)       Cash: U.S. Dollars in depositary account form                                            100%            100%
------------------------------------------------------------------------------------------------------------------------------
    (B)       Floating-rate U.S. Treasury Securities:  Floating-rate negotiable debt                    *               *
              obligations issued by the U.S. Treasury Department after July 18, 1984 ("FLOATING
              RATE TREASURIES") (all maturities).
------------------------------------------------------------------------------------------------------------------------------
    (C)       Fixed-rate U.S. Treasury Securities:  Fixed-rate negotiable debt obligations            98.90%          98.60%
              issued by the U.S. Treasury Department after July 18, 1984 ("FIXED-RATE
              TREASURIES") having a remaining maturity of up to and not more than 1 year.
------------------------------------------------------------------------------------------------------------------------------
    (D)       Fixed-rate Treasuries having a remaining maturity of greater than 1 year but not        98.00%          97.30%
              more than 2 years.
------------------------------------------------------------------------------------------------------------------------------
    (E)       Fixed-rate Treasuries having a remaining maturity of greater than 2 years but not       97.40%          95.80%
              more than 3 years.
------------------------------------------------------------------------------------------------------------------------------
    (F)       Fixed-rate Treasuries having a remaining maturity of greater than 3 years but not       95.50%          93.80%
              more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
    (G)       Fixed-rate Treasuries having a remaining maturity of greater than 5 years but not       93.70%          91.40%
              more than 7 years.
------------------------------------------------------------------------------------------------------------------------------
    (H)       Fixed-rate Treasuries having a remaining maturity of greater than 7 years but not       92.50%          90.30%
              more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
    (I)       Fixed-rate Treasuries having a remaining maturity of greater than 10 years but          91.10%          86.90%
              not more than 20 years.
------------------------------------------------------------------------------------------------------------------------------
    (J)       Fixed-rate Treasuries having a remaining maturity of greater than 20 years but          88.60%          84.60%
              not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
    (K)       Floating-rate Agency Securities:  Floating-rate negotiable debt obligations of            *               *
              the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage
              Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks
              (FFCB), Tennessee Valley Authority (TVA) (collectively, "FLOATING-RATE AGENCY
              SECURITIES") (all maturities).
------------------------------------------------------------------------------------------------------------------------------
    (L)       Fixed-rate Agency Securities: fixed-rate negotiable debt obligations of the             98.50%          98.00%
              Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage
              Corporation (FHLMC), Federal Home Loan Banks (FHLB), Federal Farm Credit Banks
              (FFCB), Tennessee Valley Authority (TVA) (collectively, "FIXED-RATE AGENCY
              SECURITIES") issued after July 18, 1984 and having a remaining maturity of not more than 1 year.
------------------------------------------------------------------------------------------------------------------------------
    (M)       Fixed-rate Agency Securities having a remaining maturity of greater than 1 year         97.70%          96.80%
              but not more than 2 years.
------------------------------------------------------------------------------------------------------------------------------

                                      1B-1

------------------------------------------------------------------------------------------------------------------------------
                                      ELIGIBLE COLLATERAL & VALUATION PERCENTAGES (S&P)
------------------------------------------------------------------------------------------------------------------------------

    (N)       Fixed-rate Agency Securities having a remaining maturity of greater than 2 years        97.30%          96.30%
              but not more than 3 years.
------------------------------------------------------------------------------------------------------------------------------
    (O)       Fixed-rate Agency Securities having a remaining maturity of greater than 3 years        94.50%          92.50%
              but not more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
    (P)       Fixed-rate Agency Securities having a remaining maturity of greater than 5 years        93.10%          90.30%
              but not more than 7 years.
------------------------------------------------------------------------------------------------------------------------------
    (Q)       Fixed-rate Agency Securities having a remaining maturity of greater than 7 years        90.70%          86.90%
              but not more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
    (R)       Fixed-rate Agency Securities having a remaining maturity of greater than 10 years       87.70%          81.60%
              but not more than 20 years.
------------------------------------------------------------------------------------------------------------------------------
    (S)       Fixed-rate Agency Securities having a remaining maturity of greater than 20 years       84.40%          77.90%
              but not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
    (T)       FHLMC Certificates. Mortgage participation certificates issued by FHLMC                 91.50%          86.40%
              evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by
              FHLMC, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
    (U)       FNMA Certificates. Mortgage-backed pass-through certificates issued by FNMA             91.50%          86.40%
              evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
    (V)       GNMA Certificates. Mortgage-backed pass-through certificates issued by private          91.50%          86.40%
              entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on single family residences, guaranteed by the Government National
              Mortgage Association (GNMA) with the full faith and credit of the United States, issued after July 18, 1984 and having a remaining maturity of not more than 30 years.
------------------------------------------------------------------------------------------------------------------------------
    (W)       Commercial Mortgage-Backed Securities. Floating rate commercial mortgage-backed         96.20%          95.10%
              securities rated AAA by two major rating agencies (including S&P if S&P is a
              Rating Agency hereunder) with a minimum par or face amount of $250 million
              (excluding securities issued under Rule 144A) ("Commercial Mortgage-Backed
              Securities") having a remaining maturity of not more than 5 years.
------------------------------------------------------------------------------------------------------------------------------
    (X)       Commercial Mortgage-Backed Securities having a remaining maturity of more than 5        92.90%          90.90%
              years and not more than 10 years.
------------------------------------------------------------------------------------------------------------------------------
    (Y)       Commercial Mortgage-Backed Securities having a remaining maturity of more than 10       91.00%          88.60%
              years.
------------------------------------------------------------------------------------------------------------------------------
    (Z)       Commercial Paper. Commercial Paper with a rating of at least P-1 by Moody's and         99.00%          99.00%
              at least A-1+ by S&P and having a remaining maturity of not more than 30 days.
------------------------------------------------------------------------------------------------------------------------------
    (AA)      Other Items of Credit Support approved by the Rating Agencies to the extent any           *               *
              [Certificates] are rated.
------------------------------------------------------------------------------------------------------------------------------

      * zero or such higher percentage in respect of which S&P has delivered a ratings affirmation.

                                      1B-2

                                   SCHEDULE 2A
                   MOODY'S INDEPENDENT AMOUNT (FIRST TRIGGER)

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [  ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's
Independent Amount when either (i) it is not the case that a Moody's Ratings
Event with respect to Party A and the guarantor under each Qualified Guaranty
(if any) has occurred and is continuing, or (ii) less than 30 Local Business
Days have elapsed since the last time it was not the case that a Moody's Ratings
Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any).

--------------------------------------------------------------------------------
     WEIGHTED AVERAGE LIFE OF              VALUATION DATE      VALUATION DATE
       TRANSACTION IN YEARS                   (DAILY)             (WEEKLY)
--------------------------------------------------------------------------------
1 or less                                      0.15%               0.25%
--------------------------------------------------------------------------------
More than 1 but not more than 2                0.30%               0.50%
--------------------------------------------------------------------------------
More than 2 but not more than 3                0.40%               0.70%
--------------------------------------------------------------------------------
More than 3 but not more than 4                0.60%               1.00%
--------------------------------------------------------------------------------
More than 4 but not more than 5                0.70%               1.20%
--------------------------------------------------------------------------------
More than 5 but not more than 6                0.80%               1.40%
--------------------------------------------------------------------------------
More than 6 but not more than 7                1.00%               1.60%
--------------------------------------------------------------------------------
More than 7 but not more than 8                1.10%               1.80%
--------------------------------------------------------------------------------
More than 8 but not more than 9                1.20%               2.00%
--------------------------------------------------------------------------------
More than 9 but not more than 10               1.30%               2.20%
--------------------------------------------------------------------------------
More than 10 but not more than 11              1.40%               2.30%
--------------------------------------------------------------------------------
More than 11 but not more than 12              1.50%               2.50%
--------------------------------------------------------------------------------
More than 12 but not more than 13              1.60%               2.70%
--------------------------------------------------------------------------------
More than 13 but not more than 14              1.70%               2.80%
--------------------------------------------------------------------------------
More than 14 but not more than 15              1.80%               3.00%
--------------------------------------------------------------------------------
More than 15 but not more than 16              1.90%               3.20%
--------------------------------------------------------------------------------
More than 16 but not more than 17              2.00%               3.30%
--------------------------------------------------------------------------------
More than 17 but not more than 18              2.00%               3.50%
--------------------------------------------------------------------------------
More than 18 but not more than 19              2.00%               3.60%
--------------------------------------------------------------------------------
More than 20 but not more than 21              2.00%               3.70%
--------------------------------------------------------------------------------
More than 21 but not more than 22              2.00%               3.90%
--------------------------------------------------------------------------------
More than 22                                   2.00%               4.00%
--------------------------------------------------------------------------------

                                      2A-1

                                   SCHEDULE 2B
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                          (TRANSACTION SPECIFIC HEDGES)

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [  ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's
Independent Amount with respect to any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or that is an interest rate swap the notional amount of which is "balance guaranteed" or, for any Calculation
Period, otherwise is not a specific dollar amount that is fixed at the inception of the Transaction (a "TRANSACTION-SPECIFIC HEDGE") when a Moody's Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any)
has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each
Qualified Guaranty (if any).

--------------------------------------------------------------------------------
    WEIGHTED AVERAGE LIFE OF               VALUATION DATE     VALUATION DATE
      TRANSACTION IN YEARS                    (DAILY)            (WEEKLY)
--------------------------------------------------------------------------------
1 or less                                      0.65%               0.75%
--------------------------------------------------------------------------------
More than 1 but not more than 2                1.30%               1.50%
--------------------------------------------------------------------------------
More than 2 but not more than 3                1.90%               2.20%
--------------------------------------------------------------------------------
More than 3 but not more than 4                2.50%               2.90%
--------------------------------------------------------------------------------
More than 4 but not more than 5                3.10%               3.60%
--------------------------------------------------------------------------------
More than 5 but not more than 6                3.60%               4.20%
--------------------------------------------------------------------------------
More than 6 but not more than 7                4.20%               4.80%
--------------------------------------------------------------------------------
More than 7 but not more than 8                4.70%               5.40%
--------------------------------------------------------------------------------
More than 8 but not more than 9                5.20%               6.00%
--------------------------------------------------------------------------------
More than 9 but not more than 10               5.70%               6.60%
--------------------------------------------------------------------------------
More than 10 but not more than 11              6.10%               7.00%
--------------------------------------------------------------------------------
More than 11 but not more than 12              6.50%               7.50%
--------------------------------------------------------------------------------
More than 12 but not more than 13              7.00%               8.00%
--------------------------------------------------------------------------------
More than 13 but not more than 14              7.40%               8.50%
--------------------------------------------------------------------------------
More than 14 but not more than 15              7.80%               9.00%
--------------------------------------------------------------------------------
More than 15 but not more than 16              8.20%               9.50%
--------------------------------------------------------------------------------
More than 16 but not more than 17              8.60%               9.90%
--------------------------------------------------------------------------------
More than 17 but not more than 18              9.00%              10.40%
--------------------------------------------------------------------------------
More than 18 but not more than 19              9.40%              10.80%
--------------------------------------------------------------------------------
More than 20 but not more than 21              9.70%              11.00%
--------------------------------------------------------------------------------
More than 21 but not more than 22             10.00%              11.00%
--------------------------------------------------------------------------------
More than 22                                  10.00%              11.00%
--------------------------------------------------------------------------------

                                      2B-1

                                   SCHEDULE 2C
                   MOODY'S INDEPENDENT AMOUNT (SECOND TRIGGER)
                        (NON-TRANSACTION SPECIFIC HEDGES)

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [ ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

The following percentages shall be used in the calculation of the Moody's
Independent Amount with respect to any Transaction that is not a
Transaction-Specific Hedge when a Moody's Ratings Event with respect to Party A and the guarantor under each Qualified Guaranty (if any) has occurred and is continuing and at least 30 Local Business Days have elapsed since the last time it was not the case that a Moody's Ratings Event had occurred and was continuing with respect to Party A and the guarantor under each Qualified Guaranty (if any).

--------------------------------------------------------------------------------
    WEIGHTED AVERAGE LIFE OF               VALUATION DATE     VALUATION DATE
      TRANSACTION IN YEARS                    (DAILY)            (WEEKLY)
--------------------------------------------------------------------------------
1 or less                                      0.50%               0.60%
--------------------------------------------------------------------------------
More than 1 but not more than 2                1.00%               1.20%
--------------------------------------------------------------------------------
More than 2 but not more than 3                1.50%               1.70%
--------------------------------------------------------------------------------
More than 3 but not more than 4                1.90%               2.30%
--------------------------------------------------------------------------------
More than 4 but not more than 5                2.40%               2.80%
--------------------------------------------------------------------------------
More than 5 but not more than 6                2.80%               3.30%
--------------------------------------------------------------------------------
More than 6 but not more than 7                3.20%               3.80%
--------------------------------------------------------------------------------
More than 7 but not more than 8                3.60%               4.30%
--------------------------------------------------------------------------------
More than 8 but not more than 9                4.00%               4.80%
--------------------------------------------------------------------------------
More than 9 but not more than 10               4.40%               5.30%
--------------------------------------------------------------------------------
More than 10 but not more than 11              4.70%               5.60%
--------------------------------------------------------------------------------
More than 11 but not more than 12              5.00%               6.00%
--------------------------------------------------------------------------------
More than 12 but not more than 13              5.40%               6.40%
--------------------------------------------------------------------------------
More than 13 but not more than 14              5.70%               6.80%
--------------------------------------------------------------------------------
More than 14 but not more than 15              6.00%               7.20%
--------------------------------------------------------------------------------
More than 15 but not more than 16              6.30%               7.60%
--------------------------------------------------------------------------------
More than 16 but not more than 17              6.60%               7.90%
--------------------------------------------------------------------------------
More than 17 but not more than 18              6.90%               8.30%
--------------------------------------------------------------------------------
More than 18 but not more than 19              7.20%               8.60%
--------------------------------------------------------------------------------
More than 20 but not more than 21              7.50%               9.00%
--------------------------------------------------------------------------------
More than 21 but not more than 22              7.80%               9.00%
--------------------------------------------------------------------------------
More than 22                                   8.00%               9.00%
--------------------------------------------------------------------------------

                                      2C-1

                                   SCHEDULE 3
                              S&P VOLATILITY BUFFER

Certificates: RAMP 2007-RS1

Highest Rating of Certificates: Class [ ] rated "Aaa" by Moody's, and "AAA" by
S&P.

Scheduled Date Certificates will fall to $50,000,000 or below: Not applicable.

Last Scheduled Payment Date of Transactions: March 25, 2008

Valuation Date (and Valuation Percentage column): Daily

      The S&P Volatility Buffer will be determined using the following table:

--------------------------------------------------------------------------------------------------------------
                                            S&P VOLATILITY BUFFER
--------------------------------------------------------------------------------------------------------------
PARTY A RATING*                                REMAINING YEARS TO MATURITY OF TRANSACTION
--------------------------------------------------------------------------------------------------------------
                           (UP TO 3 YEARS)      (UP TO 5 YEARS)      (UP TO 10 YEARS)       (UP TO 30 YEARS)
--------------------------------------------------------------------------------------------------------------

If, on the related Valuation Date, the highest rated Certificates are rated "AA-" or higher by S&P, the S&P
Volatility Buffer is:
--------------------------------------------------------------------------------------------------------------
A-2                              2.75%                3.25%               4.00%                  4.75%
--------------------------------------------------------------------------------------------------------------
A-3                              3.25%                4.00%               5.00%                  6.25%
--------------------------------------------------------------------------------------------------------------
BB+ or lower                     3.50%                4.50%               6.75%                  7.50%
--------------------------------------------------------------------------------------------------------------
If, on the related Valuation Date, the highest rated [Notes][Certificates] are rated "A" or "A+" by S&P, the
S&P Volatility Buffer is:
--------------------------------------------------------------------------------------------------------------
BBB+/BBB                         *                    3.25%               4.00%                  4.50%
--------------------------------------------------------------------------------------------------------------
A-2                              *                    3.25%               4.00%                  4.50%
--------------------------------------------------------------------------------------------------------------
A-3/BBB-                         *                    3.50%               4.50%                  6.00%
--------------------------------------------------------------------------------------------------------------
BB+ or lower                     *                    4.00%               5.25%                  7.00%
--------------------------------------------------------------------------------------------------------------

* This rating shall be the higher of the rating by S&P on the related Valuation
Date of the long-term debt and short-term debt of Party A or its guarantor or other Credit Support Provider.

                                       4-1